
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Jul-99

-----------------------------------------------------------------------------------------------------------------------------------
                       Original          Beginning                                                                        Ending
                    Certificate        Certificate        Principal           Interest               Total           Certificate
       Class         Face Value            Balance     Distribution       Distribution        Distribution               Balance
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        82,000,000.00       66,641,949.45    2,719,428.83         329,877.65        3,049,306.48         63,922,520.62
       A-2        45,000,000.00       45,000,000.00            0.00         225,000.00          225,000.00         45,000,000.00
       A-3        17,000,000.00       17,000,000.00            0.00          87,975.00           87,975.00         17,000,000.00
       A-4        18,000,000.00       18,000,000.00            0.00          99,000.00           99,000.00         18,000,000.00
       A-5        18,000,000.00       18,000,000.00            0.00          92,850.00           92,850.00         18,000,000.00
       A-6       165,000,000.00      144,536,156.31    4,711,950.63         694,807.39        5,406,758.02        139,824,205.68
       A-7        55,000,000.00       55,000,000.00            0.00         267,208.33          267,208.33         55,000,000.00
        R                  0.00                0.00            0.00               0.00                0.00                  0.00
    -------------------------------------------------------------------------------------------------------------------------------
    Total        400,000,000.00      364,178,105.76    7,431,379.46       1,796,718.37        9,228,097.83        356,746,726.30
    -------------------------------------------------------------------------------------------------------------------------------






    -------------------------------------------------------------------------------------------------------------------------------
                                         AMOUNTS PER $1,000 UNIT                                                        RATES
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ending
                                        Principal         Interest           Total           Certificate             Current Pass
       Class         CUSIP           Distribution     Distribution    Distribution               Balance             Through Rate
    -------------------------------------------------------------------------------------------------------------------------------
        A-1        09367MBA6          33.16376622      4.02289817      37.18666439          779.54293439                 5.94000%
        A-2        09367MBB4           0.00000000      5.00000000       5.00000000        1,000.00000000                 6.00000%
        A-3        09367MBC2           0.00000000      5.17500000       5.17500000        1,000.00000000                 6.21000%
        A-4        09367MBD0           0.00000000      5.50000000       5.50000000        1,000.00000000                 6.60000%
        A-5        09367MBE8           0.00000000      5.15833333       5.15833333        1,000.00000000                 6.19000%
        A-6        09367MBF5          28.55727655      4.21095388      32.76823042          847.41942836                 5.58250%
        A-7        09367MBG3           0.00000000      4.85833327       4.85833327        1,000.00000000                 5.83000%
    ------------------------------------------------------------------------------------------------------------------------------
        Total                         18.57844865      4.49179593      23.07024458          891.86681575
    -------------------------------------------------------------------------------------------------------------------------------

                                                                              Class A-6 Rate based on a LIBOR of:        5.09250%
                                                                                                                   --------------











PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                     Jeff Kinney
                                                     The First National Bank of Chicago
                                                     Mail Suite 0126
                                                     Chicago, IL 60670

                                                                                                 Page 1
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Jul-99
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Group I            Group II
                                                                                 ---------------       ------------
SEC. 7.09 (a)(i)               Scheduled Principal                                   136,306.76          82,001.69
                               Principal Prepayments                               1,941,219.82       3,968,703.82
                               Net Liquidation Proceeds                                    0.00               0.00
                               Paid Principal Carry Forward Amount                         0.00               0.00
                               Remaining Unpaid Principal Carry Forward Amount             0.00               0.00

SEC. 7.09 (a) (ii)             Compensating Interest                                       0.00               0.00
                               Paid Interest Carry Forward Amount                          0.00               0.00
                               Remaining Unpaid Interest Carry Forward Amount              0.00               0.00
                               A-7 Basis Risk Carryover Amount Paid                                           0.00
                               A-7 Basis Risk Carryover Amount Remaining                                      0.00

                                                                                        Group I           Group II           Total
                                                                                  --------------   ----------------  --------------
SEC. 7.09 (a)(iv), (xii)       Aggregate Group Loan Balance:                     165,911,796.85     202,179,697.16   368,091,494.01


SEC. 7.09 (a) (v)              Servicing Fees                                        155,924.88
                               Insurance Premium Amount                               65,391.00
                               Trustee Fee                                             4,054.04

SEC. 7.09 (a)(vii)             Current Delinquency Advances                        1,438,228.20
                               Current Servicing Advances                                  0.00
                               Total unreimbursed Delinquency Advances                     0.00
                               Total unreimbursed Servicing Advances                       0.00

                                                                ----------------------------------------     ----------------------
SEC. 7.09 (a) (viii) (A), (B)                                              Not in  Foreclosure or REO            In Foreclosure
                                                                ----------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                               Delinquencies                    Period           Number    Prin. Balance     Number   Prin. Balance
                               -------------------------------------------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             933    50,161,164.01          0            0.00
                                                             30-59 Days             226    12,286,687.31          0            0.00
                                          Fixed Group        60-89 Days              88     4,602,913.18          0            0.00
                                                               90+ Days              69     4,894,619.21         67    4,507.834.75
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             703    64,110,959.83          0            0.00
                                                             30-59 Days             147    13,246,450.98          0            0.00
                                          Adj. Group         60-89 Days              51     4,546,684.92          0            0.00
                                                               90+ Days              48     4,036,133.51         48    4,099,844.34
                ----------------------------------------------------------------------------------------     ----------------------

SEC. 7.09 (a)(ix), (x)         Outstanding REO Properties                                       Number            Loan Balance
                                                                                               ----------------------------------
                               * New REO Properties - See separate schedule, if applicable             4            230,507.56
SEC. 7.09 (a)(xi)              Insured Payment                                                      0.00
                                Class A-1 Allocation                                                0.00
                                Class A-2 Allocation                                                0.00
                                Class A-3 Allocation                                                0.00
                                Class A-4 Allocation                                                0.00
                                Class A-5 Allocation                                                0.00
                                Class A-6 Allocation                                                0.00
                                Class A-7 Allocation                                                0.00

                                                                                             Group I                 Group II
                                                                                             ------------           ---------------
SEC. 7.09 (a)(xiii)            Subordinated Amount                                          3,989,276.23             7,355,491.48
                               Subordination Deficit                                                0.00                     0.00
                               Specified Subordinated Amount                               11,070,005.62            16,957,429.39

SEC. 7.09 (a) (xiv)            Substitution Adjustments                                             0.00                     0.00
                               Loan Purchase Price amounts                                          0.00                     0.00

SEC. 7.09 (a)(xv)              Weighted Average Coupon                                          11.2793%                 10.1684%
                               Weighted Average Remaining Term to Maturity                           231                      339

SEC. 7.09 (a)(xvi)             Largest Loan Balance Outstanding                               438,512.05               665,212.18

SEC. 7.09 (a)(xvi)             Available Funds                                              2,943,729.11             5,050,666.39
                               Total Available Funds                                        3,585,631.36             5,711,911.51

                                                                                                Page 2
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Jul-99
-----------------------------------------------------------------------------------------------------------------------------------


                                                         REO Status

SEC. 7.09 (a) (x)              Mortgage Loans becoming REO Property during the preceding calendar month

                                                    Group      Loan Number       Principal Balance

                                                    II         808420            84,000.00
                                                    II         782297            61,142.06
                                                    II         782289            23,417.82
                                                                                                 Page 3
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